EXHIBIT (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the use of our reports: (1) dated February 18, 2005 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, (2) dated February 18, 2005 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance and Annuity Company, and (3) dated January 31, 2005 with respect to the subaccounts of Separate Account VA-6, which are available for investment by contract owners of Transamerica Classic Variable Annuity and Transamerica Catalyst Variable Annuity, included in Amendment No. 13 to the Registration Statement (Form N-4 No. 811-07753) under the Investment Company Act of 1940 and related Supplements to the Prospectuses and Supplement to the Statement of Additional Information of Transamerica Classic Variable Annuity and Transamerica Catalyst Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

September 28, 2005